EXHIBIT 10(C) TO FORM N-CSR

        WRITTEN STATEMENT OF THE CHIEF EXECUTIVE AND FINANCIAL OFFICERS
                       PURSUANT TO 18 U.S.C. Section 1350

     Solely for the purposes of complying with 18 U.S.C. Section 1350, each of the undersigned, being the chief executive officer and chief financial officer, respectively, of The Catholic Funds, Inc. (the "Company"), hereby certify, based on his knowledge, that the Company's Certified Shareholder Report on Form N-CSR for the fiscal year ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:  November 28, 2003      /s/  Theodore F. Zimmer
                                   ---------------------------------------------
                                   Theodore F. Zimmer, President (Chief
                                   Executive Officer)

                                   /s/  Allan G. Lorge
                                   ---------------------------------------------
                                   Allan G. Lorge, Vice President, Secretary and Chief Financial Officer

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.